Exhibit 10.9.1

FIRST AMENDMENT TO LOAN AGREEMENT

Dated as of January 31, 2013

by and among

THE ENTITIES IDENTIFIED ON SCHEDULE I HERETO

AS BORROWER,

collectively, as Borrower

and

ESA P PORTFOLIO MD TRUST, as Maryland Owner

ESA CANADA ADMINISTRATOR L.L.C.

as Signatory Trustee

ESA CANADA PROPERTIES TRUST,

as Canadian Trust

ESA P PORTFOLIO OPERATING LESSEE INC. and ESA CANADA OPERATING

LESSEE INC.

collectively, as Operating Lessee

NEW ESA CANADA OPERATING LESSEE LLC and

NEW ESA P PORTFOLIO OPERATING LESSEE LLC

collectively, as Operating Lessee Holdco

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

and

GERMAN AMERICAN CAPITAL CORPORATION,

and

CITIGROUP GLOBAL MARKETS REALTY CORP.,

and

BANK OF AMERICA, N.A.,

and

GOLDMAN SACHS MORTGAGE COMPANY,

collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of January 31, 2013 (this “Amendment”), is by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation having an address at 60 Wall Street, New York, New York 10005, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013, BANK OF AMERICA, N.A., a national banking association having an address at One Bryant Park, New York, New York 10026 and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership having an address at 200 West Street, New York, New York 10282 (together with their respective successors and assigns, each, a “Co-Lender” and, collectively, “Lender”), THE ENTITIES IDENTIFIED ON SCHEDULE I HERETO (together with their respective successors and assigns, each, an “Individual Borrower” and, collectively, “Borrower”), ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, having an office at 11525 North Community House Road, Suite 100, Charlotte, North Carolina 28277 (together with its successors and assigns, collectively, “Maryland Owner”), ESA CANADA ADMINISTRATOR L.L.C., a Delaware limited liability company, having an office at 11525 North Community House Road, Suite 100, Charlotte, North Carolina 28277 (together with its successors and assigns, “Signatory Trustee”), ESA CANADA PROPERTIES TRUST, a Delaware statutory trust, having an office at 11525 North Community House Road, Suite 100, Charlotte, North Carolina 28277 (together with its successors and assigns, “Canadian Trust”), ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation, and ESA CANADA OPERATING LESSEE INC., an Ontario corporation, each having an office at 11525 North Community House Road, Suite 100, Charlotte, North Carolina 28277 (together with their respective successors and assigns, collectively, “Operating Lessee”), and NEW ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company, and NEW ESA CANADA OPERATING LESSEE LLC, a Delaware limited liability company, each having an office at 11525 North Community House Road, Suite 100, Charlotte, North Carolina 28277 (together with their respective successors and assigns, collectively, “Operating Lessee Holdco”).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of Two Billion Five Hundred Twenty Million and No/100 Dollars ($2,520,000,000.00) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of November 30, 2012 (the “Original Loan Agreement”), by and among Borrower and the other Loan Parties thereto and Lender, which Loan is evidenced by the Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and

WHEREAS, Borrower and Lender desire to execute this Amendment in order to amend the Original Loan Agreement (the Original Loan Agreement, as so amended by this Amendment, the “Amended Loan Agreement”) as set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

A G R E E M E N T:

Section 1. Amendments to Section 1.1 Original Loan Agreement (Definitions).

(a) The definitions of “Component A-6” and “Component A-7” set forth in Section 1.1 of the Original Loan Agreement and all references thereto are hereby deleted in their entirety.

(b) The definition of “Component A” set forth in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Component A” shall mean, collectively, Component A-1, Component A-2, Component A-3, Component A-4 and Component A-5.

(c) The definition of “Interest Period” set forth in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Interest Period” shall mean (a) with respect to Component A, in connection with the calculation of interest accrued with respect to (i) the Payment Date occurring in January 2013, the period commencing on and including the first (1st) day of the preceding calendar month ending on and including the final calendar day of such calendar month and (ii) with respect to the Payment Date in February 2013 and any subsequent specified Payment Date, the period commencing on and including the fifth (5th) day of the calendar month preceding such Payment Date and ending on and including the fourth (4th) day of the calendar month in which such Payment Date occurs and (b) with respect to Component B and Component C, the period commencing on and including the first (1st) day of each calendar month during the term of the Loan and ending on and including the final calendar day of such calendar month; provided, however, the initial Interest Period shall commence on and include the Closing Date and shall end on and include the final calendar day of the calendar month in which the Closing Date occurs.

(d) The following definitions are hereby added to Section 1.1 of the Original Loan Agreement in the appropriate alphabetical order:

“Component A Free Prepayment Credit” shall mean, as of any date of determination, an amount equal to any mandatory prepayment made on or prior to such date and applied to Component A in an amount not to exceed (x) the Component A Free Prepayment Amount less (y) the amount of any voluntary prepayment previously applied to the Component A Free Prepayment Amount in accordance with Section 2.4.4 hereof.

“Component B Free Prepayment Credit” shall mean, as of any date of determination, an amount equal to any mandatory prepayment made on or prior to such date and applied to Component B in an amount not to exceed (x) the Component B Free Prepayment Amount less (y) the amount of any voluntary prepayment previously applied to the Component B Free Prepayment Amount in accordance with Section 2.4.4 hereof.

“Component C Free Prepayment Credit” shall mean, as of any date of determination, an amount equal to any mandatory prepayment made on or prior to such date and applied to Component C in an amount not to exceed (x) the Component C Free Prepayment Amount less (y) the amount of any voluntary prepayment previously applied to the Component C Free Prepayment Amount in accordance with Section 2.4.4 hereof.

(e) The definition of “Monthly Debt Service Payment Amount” set forth in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Monthly Debt Service Payment Amount” shall mean commencing on the Payment Date occurring in January 2013 and continuing to and including the Maturity Date, an amount equal to the interest which accrues on each Component of the Loan for (a) with respect to Component A, (i) in connection with the January 2013 Payment Date, the immediately preceding Interest Period and (ii) in connection with the Payment Date in February 2013 and any subsequent specified Payment Date, the Interest Period in which such Payment Date occurs and (b) with respect to Component B and Component C, the immediately preceding Interest Period, in each case calculated in accordance with Section 2.2 hereof.

(f) The definition of “Spread” set forth in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Spread” shall mean, (a) with respect to Component A-1, 0.81350000%, (b) with respect to Component A-2, 1.60765126%, (c) with respect to Component A-3, 2.00765126%, (d) with respect to Component A-4, 2.40765126% and (e) with respect to Component A-5, 4.04765126%.

Section 2. Amendment to Section 2.1.2 of the Original Loan Agreement (Components of the Loan). Section 2.1.2 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

2.1.2 Components of the Loan. For the purpose of computing interest payable from time to time on the principal amount of the Loan and certain other computations set forth herein, the principal balance of the Loan shall be divided into Component A, Component B and Component C. The principal amount and Interest Rate of each of the Components shall be as follows:

Component	Principal Amount	Interest Rate
A-1	$52,500,000.00	Floating Interest Rate
A-2	$129,500,000.00	Floating Interest Rate
A-3	$62,000,000.00	Floating Interest Rate
A-4	$52,000,000.00	Floating Interest Rate
A-5	$54,000,000.00	Floating Interest Rate
B	$350,000,000.00	Fixed Interest Rate
C	$1,820,000,000.00	Fixed Interest Rate

Section 3. Amendment to Section 2.2.1 (Interest Rate). Section 2.2.1(a) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of this Section 2.2, interest on the outstanding principal balance of Component A shall accrue from (and including) the Closing Date to the last day of the Interest Period during which the Maturity Date occurs at the Floating Interest Rate. Borrower shall pay to Lender on each Payment Date the interest accrued (or to be accrued) on Component A for the related Interest Period.”

Section 4. Amendment to Section 2.3.1 (Monthly Debt Service Payment Amounts). Section 2.3.1 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“2.3.1 Monthly Debt Service Payment Amounts. Borrower shall pay to Lender (a) on the Closing Date, an amount equal to interest only on the outstanding principal balance of the Loan from the Closing Date up to and including November 30, 2012, which interest shall be calculated in accordance with the provisions of Section 2.2 hereof and (b) commencing on the Payment Date occurring in January 2013 and on each Payment Date thereafter up to and including the Maturity Date, Borrower shall make a payment to Lender equal to the Monthly Debt Service Payment Amount, which payments shall be applied to interest accrued (i) with respect to Component A, (x) in connection with Payment Date occurring in January 2013, for the related Interest Period immediately preceding such Payment Date and (y) in connection with the Payment Date occurring in February 2013 and any subsequent specified Payment Date, for the Interest Period in which the related Payment Date occurs and (ii) with respect to Component B and Component C, for the related Interest Period immediately preceding such Payment Date. If Lender accepts a Monthly Debt Service Payment Amount after the occurrence and during the continuance of an Event of Default, the application of interest set forth in the preceding sentence shall not include the amount by which interest at the Default Rate exceeds interest at the Interest Rate which shall be applied by Lender in such order and priority as Lender may determine in its sole and absolute discretion.”

Section 5. Amendment to Section 2.3.2 (Payments Generally). Section 2.3.2 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

“2.3.2 Payments Generally. For purposes of making payments hereunder (but not for purposes of calculating Interest Periods), if the day on which such payment is due is not a Business Day, then amounts due on such date shall be due on the immediately preceding Business Day and with respect to payments of principal due on any Component of the Loan on the applicable Maturity Date, interest shall be payable at the related Interest Rate or the Default Rate, as the case may be, through and including (x) with respect to Component A, the last day of the applicable Interest Period during which such Maturity Date occurs and (y) with respect to Component B and Component C, the day immediately preceding such Maturity Date. All amounts due under this Agreement and the other Loan Documents shall be payable without setoff, counterclaim, defense or any other deduction whatsoever.”

Section 6. Amendments to Section 2.4 (Prepayments).

(a) Section 2.4.4(a) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Any voluntary prepayment of the principal of the Loan pursuant to Section 2.4.1 hereof in whole or in part, made on or prior to the twelfth (12th) Payment Date after the Prepayment Start Date shall be applied (i) first, to the reduction of the outstanding principal balance of Component A-1 until Component A-1 is reduced to zero, (ii) second, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $157,500,000.00, (iii) third, to the reduction of the outstanding principal balance of Component C until the outstanding principal balance of Component C has been reduced by prepayments in an aggregate amount not to exceed $157,500,000.00, (iv) fourth, to the reduction of the outstanding principal balance of Component A-2 by an amount equal to the remaining Component A Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component A in accordance with this Section 2.4.4, (v) fifth, to the reduction of the outstanding principal balance of Component B by an amount equal to the lesser of (x) the amount required to reduce the original principal balance of Component B by $182,000,000.00 (taking into account all prepayments applied to Component B pursuant to Section 2.4.4 hereof, including all amounts paid pursuant to clause (ii) above and this clause (v)) and (y) the remaining Component B Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component B in accordance with this Section 2.4.4, (vi) sixth, to the reduction of the outstanding principal balance of Component A-3, Component A-4 and Component A-5, pro rata in an amount equal to the lesser of (x) the outstanding principal balance of Component A or (y) the remaining Component A Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component A in accordance with this Section 2.4.4, (vii) seventh, to the reduction of the outstanding principal balance of Component B by an amount equal to the remaining Component B Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component B in accordance with this Section 2.4.4 (viii) eighth, to the reduction of the outstanding principal balance of Component C by an amount equal to the remaining Component C Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component C in accordance with this Section 2.4.4, (ix) ninth, after the Prepayment Release Date for Component A, to the outstanding principal balance of Component A-2 until Component A-2 is reduced to zero, and (x) tenth, after the Prepayment Release Date for Component A, to the reduction of the outstanding principal balance of Component A-3, Component A-4 and Component A-5, pro rata until Component A is reduced to zero.”

(b) Section 2.4.4(b) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Any voluntary prepayment of the principal of the Loan pursuant to Section 2.4.1 hereof, in whole or in part, made after the twelfth (12th) Payment Date after the Prepayment Start Date shall be applied (i) first, to the reduction of the outstanding principal balance of Component A-1 until Component A-1 is reduced to zero, (ii) second, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $157,500,000.00, (iii) third, to the reduction of the outstanding principal balance of Component A-2 by an amount equal to the Component A Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component A in accordance with this Section 2.4.4, (iv) fourth, to the reduction of the outstanding principal balance of Component B by an amount equal to the lesser of (x) the amount required to reduce the original principal balance of Component B by $182,000,000.00 (taking into account all prepayments applied to Component B pursuant to Section 2.4.4 hereof, including all amounts paid pursuant to clause (ii) above and this clause (iv)) and (y) the remaining Component B Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component B in accordance with this Section 2.4.4, (v) fifth, to the reduction of the outstanding principal balance of Component A-3, Component A-4 and Component A-5, pro rata in an amount equal to the lesser of (x) the outstanding principal balance of Component A or (y) the remaining Component A Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component A in accordance with this Section 2.4.4 (vi) sixth, to the reduction of the outstanding principal balance of Component B by an amount equal to the remaining Component B Free Prepayment Credit, if any, that has not been previously applied to any voluntary prepayments of Component B in accordance with this Section 2.4.4, (vii) seventh, to the outstanding principal balance of Component A-2 until Component A-2 is reduced to zero; (viii) eighth, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $182,000,000 (including all amounts paid pursuant to any other applicable provision of this Section 2.4.4), (ix) ninth, to the reduction of the outstanding principal balance of Component A-3, Component A-4 and Component A-5, pro rata until Component A is reduced to zero, (x) tenth, to the outstanding principal balance of Component B until Component B is reduced to zero, and (xi) eleventh, to the reduction of the outstanding principal balance of Component C, until Component C is reduced to zero (first to the remaining outstanding portion of the Component C Free Prepayment Amount, if any, and then to the remaining outstanding principal balance of Component C).”

(c) Section 2.4.4(c) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Any mandatory prepayment of the principal of the Loan pursuant to Section 2.4.2 hereof, made on or prior to the twelfth (12th) Payment Date after the Prepayment Start Date, shall be applied (i) first, to the reduction of the outstanding principal balance of

Component A-1 until Component A-1 is reduced to zero, (ii) second, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $157,500,000.00, (iii) third, to the reduction of the outstanding principal balance of Component C until the outstanding principal balance of Component C has been reduced by prepayments in an aggregate amount not to exceed $157,500,000.00, (iv) fourth, to the reduction of the outstanding principal balance of Component A-2 until Component A-2 is reduced to zero, (v) fifth, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $182,000,000.00 (including all amounts paid pursuant to any other applicable provision of this Section 2.4.4), (vi) sixth, to the reduction of the outstanding principal balance of Component A-3, Component A-4 and Component A-5, pro rata until Component A is reduced to zero, (vii) seventh, to the reduction of the outstanding principal balance of Component B, until Component B is reduced to zero, and (viii) eighth, to the reduction of the outstanding principal balance of Component C, until Component C is reduced to zero. Any mandatory prepayment applied pursuant to this Section 2.4.4(c) shall not reduce any Free Prepayment Amount.”

(d) The following is hereby added to the Original Loan Agreement as Section 2.4.4(d):

“Any mandatory prepayment of the principal of the Loan pursuant to Section 2.4.2 hereof, made after to the twelfth (12th) Payment Date after the Prepayment Start Date, shall be applied (i) first, to the reduction of the outstanding principal balance of Component A-1 until Component A-1 is reduced to zero, (ii) second, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $157,500,000.00, (iii) third, to the reduction of the outstanding principal balance of Component A-2 until Component A-2 is reduced to zero, (iv) fourth, to the reduction of the outstanding principal balance of Component B until the outstanding principal balance of Component B has been reduced by prepayments in an aggregate amount not to exceed $182,000,000.00 (including all amounts paid pursuant to any other applicable provision of this Section 2.4.4), (v) fifth, to the reduction of the outstanding principal balance of Component A-3, Component A-4 and Component A-5, pro rata until Component A is reduced to zero, (vi) sixth, to the reduction of the outstanding principal balance of Component B, until Component B is reduced to zero, and (vii) seventh, to the reduction of the outstanding principal balance of Component C, until Component C is reduced to zero. Any mandatory prepayment applied pursuant to this Section 2.4.4(d) shall not reduce any Free Prepayment Amount.”

(e) The following is hereby added to the Original Loan Agreement as Section 2.4.4(e):

“Notwithstanding anything to the contrary contained herein, (i) the Component A Free Prepayment Credit, the Component B Free Prepayment Credit and the Component C Free Prepayment Credit shall be applied in the manner set forth in Sections 2.4.4(a) and 2.4.4(b) notwithstanding whether the applicable Prepayment Release Date has occurred and in each case without payment of a Prepayment Premium or Yield Maintenance Premium, (ii) the first $52,500,000.00 of voluntary prepayments made pursuant to Section 2.4.1 hereof and applied to

Component A in the manner set forth in Sections 2.4.4(a) and 2.4.4(b) shall constitute the Component A Free Prepayment Amount and shall be applied without payment of a Prepayment Premium, (iii) the first $157,500,000.00 of voluntary prepayments made pursuant to Section 2.4.1 hereof and applied to Component B in the manner set forth in Sections 2.4.4(a) and 2.4.4(b) shall constitute the Component B Free Prepayment Amount and shall be applied without payment of a Yield Maintenance Premium and (iv) the first $157,500,000.00 of voluntary prepayments made pursuant to Section 2.4.1 hereof and applied to Component C in the manner set forth in Sections 2.4.4(a) and 2.4.4(b) shall constitute the Component C Free Prepayment Amount and shall be applied without payment of a Yield Maintenance Premium.”

Section 7. Amendments to Section 9.1.2 (Loan Components; Mezzanine Loans). Section 9.1.2 of the Original Loan Agreement is hereby amended by deleting all references to Component A-6 and Component A-7.

Section 8. Omnibus Amendment. As of the date hereof, each reference in any of the Loan Documents to the defined terms which have been modified pursuant to this Amendment shall be deemed to be a reference to each such defined term as so modified.

Section 9. Ratification. By their signatures below, each Guarantor hereby agrees and consents to this Amendment and ratifies and confirms as to itself all of the terms and provisions set forth in the Guaranty and each of the other Loan Documents to which it is a party (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Amendment), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Amendment. Except as modified and amended by this Amendment, the Original Loan Agreement and the respective obligations of Lender, Borrower and Guarantor thereunder and in respect of the Loan shall remain unmodified and in full force and effect.

Section 10. Waiver. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof.

Section 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 12. Intentionally Omitted.

Section 13. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section 14. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law). If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section 15. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section 16. References to Loan Agreement. All references in the Loan Documents to the “Loan Agreement” shall mean the Amended Loan Agreement.

Section 17. Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 18. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Original Loan Agreement.

Section 19. Exculpation. The provisions of Section 9.4 of the Original Loan Agreement are hereby incorporated by reference into this Amendment to the same extent and with the same force as if fully set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

ESA P PORTFOLIO L.L.C., a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

ESA P PORTFOLIO MD BORROWER L.L.C., a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

ESH/TN PROPERTIES L.L.C., a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

ESA CANADA PROPERTIES BORROWER L.L.C., a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

First Amendment to Loan Agreement

MARYLAND OWNER:

ESA P PORTFOLIO MD TRUST, a Delaware statutory trust

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

CANADIAN OWNER:

ESA CANADA PROPERTIES TRUST, a Delaware statutory trust

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

SIGNATORY TRUSTEE:

ESA CANADA ADMINISTRATOR L.L.C., a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

OPERATING LESSEE:

ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

First Amendment to Loan Agreement

ESA CANADA OPERATING LESSEE INC., an Ontario corporation

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

OPERATING LESSEE HOLDCO:

NEW ESA P PORTFOLIO OPERATING LESSEE LLC., a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

NEW ESA CANADA OPERATING LESSEE LLC, a Delaware limited liability company

By:
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

First Amendment to Loan Agreement

LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
	Name:	Joseph E. Geoghan
	Title:	Managing Director

GERMAN AMERICAN CAPITAL CORPORATION

By:
	Name:	Robert W. Pettinato
	Title:	Managing Director

By:
	Name:	Stephen H. Choe
	Title:	Director

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name: Harry Kramer
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By:
	Name:	David S. Fallick
	Title:	Managing Director

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
	Name:	Rene J. Theriault
	Title:	Authorized Signatory

ACKNOWLEDGED AND AGREED:

BLACKSTONE REAL ESTATE PARTNERS VI L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VI, L.P., a Delaware limited partnership, its General Partner

	By:	BREA VI L.L.C., a Delaware limited liability company, its General Partner

By:
Name:
Title:

BLACKSTONE REAL ESTATE PARTNERS (AIV) VI L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VI, L.P., a Delaware limited partnership, its General Partner

	By:	BREA VI L.L.C., a Delaware limited liability company, its General Partner

By:
Name:
Title:

First Amendment to Loan Agreement

BLACKSTONE REAL ESTATE PARTNERS VI.TE.1 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VI, L.P., a Delaware limited partnership, its General Partner

	By:	BREA VI L.L.C., a Delaware limited liability company, its General Partner

By:
Name:
Title:

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VI, L.P., a Delaware limited partnership, its General Partner

	By:	BREA VI L.L.C., a Delaware limited liability company, its General Partner

By:
Name:
Title:

First Amendment to Loan Agreement

BLACKSTONE REAL ESTATE PARTNERS VI.F L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VI, L.P., a Delaware limited partnership, its General Partner

	By:	BREA VI L.L.C., a Delaware limited liability company, its General Partner

By:
Name:
Title:

BLACKSTONE REAL ESTATE HOLDINGS VI L.P., a Delaware limited partnership

By:	BREP VI Side-by-Side GP L.L.C., a Delaware limited liability company, its General Partner

By:
Name:
Title:

First Amendment to Loan Agreement

CENTERBRIDGE CAPITAL PARTNERS, L.P., a Delaware limited partnership

By:	Centerbridge Associates, L.P., a Delaware limited partnership, its General Partner

	By:	Centerbridge GP Investors, LLC, a Delaware limited liability company, its General Partner

By:
		Name:	Susanne V. Clark
		Title:	Authorized Signatory

First Amendment to Loan Agreement

PAULSON ADVANTAGE PLUS MASTER LTD., an Exempted Company incorporated in the Cayman Islands with limited liability

By:
	Name:	MICHAEL WALDORF
	Title:	Authorized Signatory

First Amendment to Loan Agreement